UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 10, 2005
BRIGHT HORIZONS FAMILY SOLUTIONS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-24699	62-1742957

(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

200 Talcott Avenue South
Watertown, Massachusetts	02472

(Address of Principal Executive Offices)	(Zip Code)
(617) 673-8000

(Registrant’s telephone number, including area code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.
     The Audit Committee of the Board of Directors (the “Audit Committee”) of Bright Horizons Family Solutions, Inc. (the “Company”) dismissed the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP, on August 10, 2005. In addition, the Audit Committee engaged the services of Deloitte & Touche LLP, effective as of August 10, 2005, as its new independent registered public accounting firm for its fiscal year ended December 31, 2005.
     The reports of PricewaterhouseCoopers LLP on the financial statements of the Company as of and for the fiscal years ended December 31, 2004 and December 31, 2003 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.
     During the fiscal years ended December 31, 2004 and 2003, and through August 10, 2005, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused PricewaterhouseCoopers LLP to make reference to the subject matter of the disagreement in its report on the Company’s financial statements for such years, and there were no reportable events described under Item 304(a)(1)(v) of Regulation S-K, except as noted in the following two sentences. The Company has material weaknesses in internal control over financial reporting, as disclosed in Item 4 of the Company’s Form 10-Q for the quarter and six-month period ended June 30, 2005 and Item 9A of the Company’s Form 10-K for the year ended December 31, 2004, relating to the following: (i) the monthly reconciliation of cash accounts for its operations in the United Kingdom and (ii) the determination of certain significant employee-related accruals in accordance with generally accepted accounting principles. Remediation efforts related to such material weaknesses are noted in those sections of such Forms 10-Q and 10-K.
     A letter from PricewaterhouseCoopers LLP is attached hereto as Exhibit 16.1 indicating whether or not it agrees with the above disclosures.
     In deciding to engage Deloitte & Touche LLP, the Audit Committee reviewed auditor independence issues and existing commercial relationships with Deloitte & Touche LLP and concluded that Deloitte & Touche LLP has no commercial relationship with the Company that would impair its independence.
     During the two most recent fiscal years of the Company ended December 31, 2004, and the subsequent interim period through the date of dismissal, the Company did not consult with Deloitte & Touche LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.
Exhibit 16.1                Letter from PricewaterhouseCoopers LLP dated August 10, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIGHT HORIZONS FAMILY SOLUTIONS, INC.
By:	/s/ Elizabeth J. Boland
Elizabeth J. Boland
Chief Financial Officer

Date: August 11, 2005

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from PricewaterhouseCoopers LLP dated August 10, 2005.